AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT I
                  INDIVIDUAL SINGLE PURCHASE PAYMENT DEFERRED
                          VARIABLE ANNUITY CONTRACTS

                   THE UNITED STATES LIFE INSURANCE COMPANY
                            IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL A
                  INDIVIDUAL SINGLE PURCHASE PAYMENT DEFERRED
                          VARIABLE ANNUITY CONTRACTS

                      SUPPLEMENT DATED FEBRUARY 22, 2021
                   TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

     The purpose of this supplement is to notify Contract owners of the proposed reorganization of the Series of the Delaware VIP Trust ("Trust") in which each of the Acquired Series ("Acquired Series") will be reorganized into and with a substantially similar series and class of Acquiring Fund ("Acquiring Fund") of the Lincoln Variable Insurance Products Trust ("LVIP") as indicated below, with the Acquiring Fund as the surviving Fund (such combinations referred to hereinafter as the "Reorganization"):


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
Acquired Series                        Acquiring Fund

Delaware VIP High Yield Series -       LVIP Delaware High Yield Fund -
Standard Class                         Standard Class

Delaware VIP Limited-Term Diversified  LVIP Delaware Limited-Term
Income Series - Standard Class         Diversified Income Fund
                                       - Standard Class

Delaware VIP Smid Cap Core Series -    LVIP Delaware SMID Cap Core Fund -
Standard Class                         Standard Class

Delaware VIP Value Series - Standard   LVIP Delaware Value Fund - Standard
Class                                  Class

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

     American General Life Insurance Company and The United States Life Insurance Company in the City of New York received notification that the Board of Trustees of the Trust approved the Reorganization.

     The Reorganization is expected to be consummated at the close of business on or about Friday, April 30, 2021 (the "Closing Date"), subject to approval at a special shareholder meeting to be held on or about April 7,
2021.   The LVIP is an existing trust offered under the Contracts.   All
Contract account values in the subaccounts supported by the Acquired Series will be automatically transferred into the respective Acquiring Fund's subaccount.

     At any time before 3:00 p.m. central time on the Closing Date, you may transfer your Contract account values in the Acquired Series subaccounts to any of the other variable investment options available under the Contracts. You may give us instructions to transfer your account value to another investment option by calling the Annuity Service Center at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Annuity Service Center at the telephone number shown below.

     If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Acquired Series subaccounts after 3:00 p.m. central time on the Closing Date, your allocation or transfer will be automatically directed to the respective Acquiring Fund and will be processed on the business day following the Closing Date using prices established after the close of the New York Stock Exchange on such date (i.e, Monday, May 3, 2021).

     Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Acquired Series (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the respective Acquiring Fund.

     Neither our automatic transfer of the proceeds to the Acquiring Fund on the Closing Date, nor your transfer of assets out of the Acquired Series prior to April 30, 2021 or out of the Acquiring Fund within 60 days after the Closing Date (i.e., June 29, 2021), will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the names of the Acquired Series investment options. If you have any questions, please contact our Annuity Service Center at 1-800-255-8402.